ACQUISITION AGREEMENT


                            BY AND BETWEEN


                       AMERICAN ECO CORPORATION

                                  AND

                       EUROSTAR INTERESTS, LTD.

                                  FOR

                      100% of the Common Stock of

                        ECO ENVIRONMENTAL, INC.
                                  and
                    ENVIRONMENTAL EVOLUTIONS, INC.




                            AUGUST 31, 1997

      THIS ACQUISITION AGREEMENT made as of the 31st day of August, 1997.

B E T W E E N:

                  AMERICAN ECO CORPORATION
                  a corporation amalgamated pursuant to the laws of the Province of
                  Ontario, Canada

                  (the "Shareholder")

                                                             OF THE FIRST PART

                  - and -

                  EUROSTAR INTERESTS, LTD.
                  a corporation amalgamated pursuant to the laws of the British Virgin Islands.

                  ("Buyer")

                                                            OF THE SECOND PART

WHEREAS the Shareholder is the owner of 100% of the issued and outstanding shares in the capital of the Targets (as hereinafter defined) and the Shareholder seeks to sell the Targets Shares (as hereinafter defined) for the consideration set forth hereinbelow and Buyer seeks to acquire the Targets Shares from the Shareholder, all on and subject to the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, agreements and premises herein contained and other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged by each party), the parties hereto do hereby covenant and agree as follows:

1.   DEFINITIONS AND SCHEDULES
     -------------------------

1.1  Definitions. In this Agreement:
     -----------

     "Accounts Receivable" means all accounts receivable and other book debts due or accruing to the Targets as at the Reference Date and the full benefit of all security, if any, for such accounts or debts.

     "Affiliate" has the meaning ascribed thereto in the OBCA.

     "Agreement", "this Agreement", "hereto" and "herein" means this Agreement and all schedules attached hereto, as may be amended from time to time.

     "Associate" has the meaning ascribed thereto in the OBCA. "Best Knowledge" or "known" means actual knowledge or awareness of the Party.

     "Business Day" means a day other than a Saturday or a Sunday or any other day which is a statutory holiday in the State of Texas.

     "Closing" means the consummation of the Transaction as herein contemplated.

     "Closing Date" means August 31, 1997 or such earlier or later date as may be agreed to in writing by the Parties.

     "Contract" means any agreement, indenture, contract, bond, debenture, security agreement, lease, deed of trust, license, option, instrument or other legally binding commitment, whether written or oral.

     "Direct Claim" has the meaning ascribed thereto in section 6.3.

     "ECO" means American ECO Corporation.

     "Encumbrances" means any and all claims, liens, security interests, mortgages, pledges, pre-emptive rights, charges, options, equity interests, encumbrances, proxies, voting agreements, voting trusts, leases, tenancies, easements or other interests of any nature or kind whatsoever, howsoever created.

     "Indemnified Party" has the meaning ascribed thereto in section
     6.3.

     "Indemnifying Party" has the meaning ascribed thereto in section
     6.3.

     "Indemnification Claim" has the meaning ascribed thereto in section 6.3.

     "Intellectual Property" means all patents, copyrights, trademarks and trade names, service marks and all software, data bases, trade secrets, know how and other proprietary rights as at the Reference Date.

     "Losses" means any and all claims, demands, debts, suits, actions, obligations, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including without limitation, all reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement).

     "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), operations or prospects of the Party in question or upon such Party's ability to perform its obligations under this Agreement or to consummate the Transaction.

     "OBCA" means the Business Corporations Act, Ontario.

     "Parties" means collectively, the parties to this Agreement.

     "Purchase Note" shall have the meaning ascribed to it in Section
     2.2 of this Agreement.

     "Person" means any individual, partnership, company, corporation, unincorporated association, joint venture, trust, the Crown or any other agency or instrumentality thereof or any other judicial entity or person, government or governmental agency, authority or entity howsoever designated or constituted.

     "Reference Date" means May 31, 1997.

     "Security Agreement - Pledge" shall have the meaning ascribed to it in Section 2.2 of this Agreement.

     "Security Documents" shall mean the Purchase Note and the Security Agreement - Pledge, collectively.

     "Subsidiary" has the meaning ascribed thereto in the OBCA.

     "Survival Period" has the meaning ascribed thereto in section 5.1

     "Targets" means Eco Environmental, Inc., a Delaware corporation, and Environmental Evolutions, Inc., a Texas corporation.

     "Targets Contracts" has the meaning ascribed thereto in section
     4.1(aa).

     "Targets Shares" means 100% of the issued and outstanding shares of capital stock of the Targets, registered in the name of the Shareholder, as set forth on Schedule 4.2(f), hereto.

     "Targets Financial Statements" has the meaning attributed thereto in section 4.1(p).

     "Taxes" means all income, profits, franchise, royalty, withholding, payroll, excise, sales, value added, use, occupation and property taxes and any liability, whether disputed or not, imposed by the U.S. or any state, municipality, country or foreign government or subdivision or agency thereof.

     "Third Party" has the meaning ascribed thereto in section 6.3.

     "Third Party Claim" has the meaning ascribed thereto in section
     6.3.

     "Time of Closing" means 11:00 a.m. (Houston time) on the Closing Date or if the Transaction is not completed at such time, then such other time on the Closing Date on which the Transaction is completed.

     "Transaction" means the transfer and sale of the Targets Shares in exchange for consideration as contemplated by this Agreement.

1.2  Disclosure. Any fact or circumstance or combination of facts
     ----------
and/or circumstances disclosed in this Agreement or in any schedules hereto shall be deemed to be disclosed for all purposes of this Agreement.

1.3  Act. Any reference in this Agreement to any act, by-law, rule or
     ---
regulation or to a provision thereof shall be deemed to include a reference to any act, by-law, rule or regulation or provision enacted in substitution or amendment thereof.

1.4  Houston Time. Except where otherwise expressly provided in this
     ------------
Agreement any reference to time shall be deemed to be a reference to Houston, Texas time.

1.5   Gender and Extended Meanings. In this Agreement words and personal
      ----------------------------
pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and pronoun. For greater certainty and without limitation, in this Agreement the word "shall" has the same meaning as the word "will".

1.6   U.S. Dollars and Payment. All dollar amounts referred to in this
      ------------------------
Agreement are in U.S. funds, unless otherwise expressly specified.

1.7   Section Headings. The division of this Agreement into sections is
      ----------------
for convenience of reference only and shall not effect the interpretation or construction of this Agreement.

1.8   Business Day. In the event that the date for the taking of any
      ------------
action under this Agreement falls on a day which is not a Business Day, then such action shall be taken on the next following Business Day.

2.    AGREEMENT TO PURCHASE
      ---------------------

2.1   Purchase. Subject to the terms and conditions hereof, on the
      --------
Closing Date at the Time of Closing, effective as of June 1, 1997, the Shareholder shall transfer to Buyer and Buyer shall accept from the Shareholder the Targets Shares and the Shareholder shall deliver to Buyer certificates representing the Targets Shares, duly endorsed in blank for transfer together with new certificates therefor, which shall be as at the Reference Date.

2.2   Purchase Price. The purchase price for the Targets Shares shall be
      --------------
the aggregate sum of U.S. $11,000,000 and shall be satisfied by the execution and delivery by Buyer to Shareholder at closing of Buyer's one certain Secured Promissory Note (the "Purchase Note"), in the original principal amount of the Purchase Price. The Purchase Note shall be in the form of Schedule 2.2 attached hereto, and the Purchase Note shall be secured by certain assets more fully described within that certain Security Agreement - Pledge, which shall be in the form of Schedule 2.2 (a) attached hereto. The Purchase Note and the
Security Agreement - Pledge are hereinafter referred to as the "Security Documents".

2.3   Closing. Closing shall occur at the Time of Closing on the Closing
      -------
Date at the offices of American Eco Corporation at 11011 Jones Road, Houston, Texas, or at such other place or other time and date as the Parties may agree.

3.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER
     --------------------------------------------------

3.1   Covenants, Representations and Warranties. Buyer hereby covenants,
      -----------------------------------------
represents and warrants to the Shareholder as follows and acknowledges and confirms that the Shareholder is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date:

     (a)  Organization. Buyer is duly incorporated and validly
          ------------
          subsisting under the laws of the British Virgin Islands and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and will have the corporate power to execute, deliver and perform its obligations under this Agreement.

     (b)  Corporate Authority. On the Closing Date Buyer will have
          -------------------
          taken all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

     (c)  Agreement Enforceable. This Agreement constitutes a valid
          ---------------------
          and legally binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     (d)  No Violations. The execution and delivery of this Agreement
          -------------
          and all other agreements contemplated herein by Buyer and the observance and performance of the terms and provisions of this Agreement and any such agreements; (i) does not and will not require Buyer to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Buyer; (ii) does not and will not constitute a violation or breach of the charter documents or by-laws of Buyer; (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which Buyer is a party or by which Buyer is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to Buyer; and (iv) does not and will not constitute a material default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a material default) under any Contract, to which Buyer is a party or by which Buyer is bound.

     (e)  Brokers. Buyer shall be responsible for the payment of all
          -------
          brokerage commissions, and finder's fees or other like payment incurred by Buyer in connection with this transaction, and Buyer will indemnify and save harmless the Shareholder of and from any such claims.

     (f)  Release from Guarantees. Buyer shall use its best efforts to
          -----------------------
          have the Shareholder released from any and all outstanding guarantees of indebtedness of the Targets with all such guarantees being assumed by Buyer. In the event Buyer cannot obtain such releases from the lenders of any such guaranteed indebtedness, Buyer shall indemnify and save harmless the Shareholder of and from any loss resulting from such guaranteed indebtness.

4.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER
     ------------------------------------------------------------

4.1  Covenants, Representations and Warranties. The Shareholder hereby
     -----------------------------------------
covenants, represents and warrants to Buyer as follows and acknowledges and confirms that Buyer is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date with respect to each of the Targets:

     (a)  Legal Capacity. The Shareholder has the legal capacity and
          --------------
          corporate power to execute, deliver and perform its obligations under this Agreement.

     (b)  Organization. Each Target is duly incorporated and validly
          ------------
          subsisting under the laws of its respective state of incorporation and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and has the corporate power to execute, deliver and perform its obligations under this Agreement. Each Target is duly qualified to do business in those jurisdictions wherein the failure to so qualify could have a Material Adverse Effect on the Target, being those jurisdictions set forth on Schedule 4.1(b).

     (c)  Corporate Authority. The Shareholder and each Target have
          -------------------
          taken all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

     (d)  No Violations. The execution and delivery of this Agreement
          -------------
          and all other agreements contemplated herein by the Shareholder and the observance and performance of the terms and provisions of this Agreement and any such agreements;
          (i) does not and will not require the Shareholder or either Target to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon the Shareholder or either Target; (ii) does not and will not constitute a violation or breach of the charter documents or by-laws of either Target;
          (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which the Shareholder or either Target is a party or by which the Shareholder or either Target is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to the Shareholder or either Target;
          (iv) does not and will not constitute a default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a default) under any Contract, to which the Shareholder or either Target is a party or by which the Shareholder or either Target is bound; and (v) does not and will not result in the creation or imposition of any Encumbrance on the Targets Shares or any property or assets of the Shareholder or either Target.

     (e)  Issued Shares. All of the issued and outstanding shares of
          -------------
          the Targets, being the Targets Shares, have been duly authorized, created and issued as fully paid and non-assessable shares. There are outstanding no other shares, warrants, rights or securities convertible into shares or any other evidence whatsoever of an interest in either Target.

     (f)  Owner of the Targets Shares. The Shareholder is the owner
          ---------------------------
          beneficially and of record of the Targets Shares in the amounts and proportions identified on Schedule 4.1(f), hereto, and has good and marketable title thereto, free and clear of any Encumbrances and/or pre-emptive rights. The Shareholder has the exclusive right and full power to transfer the Targets Shares to Buyer as herein contemplated, free and clear of any Encumbrances.

     (g)  Subsidiaries. Neither Target has any Subsidiaries nor owns
          ------------
          any shares of any other corporation or entity nor any rights, warrants or other securities convertible into shares of any other corporation or entity. The Targets are not bound by or a party to any Contract which contemplates their amalgamation, merger, consolidation or other acquisition with or by any other entity.

     (h)  Acts of Bankruptcy. Neither the Shareholder nor either
          ------------------
          Target is insolvent, has proposed a compromise or arrangement to its or their creditors generally, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of their assets and at present, no encumbrancer or receiver has taken possession of any of their property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against them.

     (i)  Private Companies. The Targets do not distribute their
          -----------------
          securities to the public.

     (j)  Residents. The Targets principal places of business are
          ---------
          within the United States.

     (k)  Actions - Targets Shares. There is not pending or, to the
          ------------------------
          Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort which would; (i) in any manner restrain or prevent the Shareholder from effectually and legally transferring the Targets Shares to Buyer in accordance with this Agreement; (ii) cause an Encumbrance to attach to the Targets Shares; (iii) divest title to the Targets Shares in any manner whatsoever; or
          (iv) make Buyer liable for damages in connection with the Transaction.

     (l)  Litigation. Except as set forth on Schedule 4.1(e), there is
          ----------
          not pending, or, to the Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort relating to the Shareholder, the Targets or the Transaction nor is there any present state of facts or circumstances which can be reasonably anticipated to be a basis for any such suit, action, legal proceeding, litigation or governmental investigation nor is there presently outstanding against the Shareholder or the Targets any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator.

     (m)  Minute Books. The minute books of the Targets contain
          ------------
          accurate and complete copies of their organizational documents together with minutes of all meetings of directors, committees and shareholders of the Targets. The articles and the by-laws of the Targets are attached as
          Schedule 4.1(m). There are outstanding no applications or filings which would alter in any way the organizational documents or corporate status of the Targets. No resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or shareholders of the Targets except as are contained in the minute books of the Targets. The directors and officers of the Targets are as set forth on Schedule 4.1(m)(1).

     (n)  Books of Account. The books of account and financial records
          ----------------
          of the Targets fairly set out and disclose in all material respects, the current financial position of the Targets. All material transactions involving the Targets have been accurately recorded in such books and records. All bonuses, commissions and other payments relating to the employees of the Targets are reflected in the books of the Targets in a manner consistent with past record keeping practices and none of such payables are in arrears.

     (o)  Permits and Licenses. The Targets have all necessary
          --------------------
          permits, certificates, licenses, approvals, consents and other authorizations required to carry on and conduct business and to own, lease or operate their assets at the places and in the manner in which such businesses are conducted. Schedule 4.1(o) contains a full, complete and accurate list of such permits, certificates, licenses, approvals, consents and other authorizations.

     (p)  Financial Statements. A true copy of the unaudited financial
          --------------------
          statements of the Targets, and the statements of operations (the "Targets Financial Statements") of the Targets as of May 31, 1997, are annexed hereto as Schedule 4.1(p). The Targets Financial Statements:

          (1) Have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent with those of the preceding fiscal period, except for the elimination of applicable intercompany accounts.

          (2) Present fairly the assets, liabilities and financial position of the Targets as of May 31, 1997, and the results of operations for the periods then ended. Other than the liabilities specified in the balance sheet forming part of the Targets Financial Statements or incurred since the Reference Date in the ordinary course of business (all of which is consistent with past practice) or otherwise noted or disclosed in this Agreement, to the Best Knowledge of the Shareholder, there are no known liabilities or obligations of the Targets (whether absolute, contingent or otherwise) including without limitation, any Tax liabilities due or to become due or contingent losses for unasserted claims which are capable of assertion.

          (3) Are substantially in accordance with the books and records of the Targets.

          (4) Contain and reflect all necessary adjustments for a fair presentation of the results of operations and financial position of the Targets for the periods covered thereby.

          (5) Contain and reflect adequate provision or allowance for all reasonably anticipated liabilities, expenses and losses of the Targets.

     (q)  Guarantees. Except as set forth on Schedule 4.1(q), hereto,
          ----------
          the Targets do not have any outstanding guarantees or has any outstanding security for any liability, debt or obligation of any Person.

     (r)  Bonds, Debentures. The Targets do not have any outstanding
          -----------------
          bonds, debentures or other indebtedness and are not under any agreement to create or issue any bonds, debentures or other indebtedness.

     (s)  No Further Expenditures. No capital expenditures or
          -----------------------
          leasehold improvements have been made by the Targets since the dates of the Targets Financial Statements, other than in the ordinary course of business.

     (t)  Related Parties. Except as disclosed on Schedule 4.1 (aa),
          ---------------
          since the Reference Date, neither Target has made any payment or loan to or borrowed any moneys from and is not otherwise indebted to, any officer, director, employee, shareholder or any other Person not dealing at arm's length with the Targets. Neither Target is a party to any Contract with any officer, director, employee, shareholder or any other Person not dealing at arm's length with the Target. No officer, director or shareholder of neither Target and no entity that is an Affiliate or Associate of one or more of such individuals:

          (1) Owns, directly or indirectly, any interest in (except for shares representing less than 2% of the outstanding shares of any class of securities of any publicly traded company) or is an officer, director, employee or consultant of, any Person which is or is engaged in business as a competitor of either Target or a lessor, lessee, client or supplier of either Target.

          (2) Owns, directly or indirectly, in whole or in part, any property that either Target uses in the operation of its business.

          (3) Has any cause of action or any other claims whatsoever against or owes any amount to either Target.

     (u)  Dividends or Distributions. Except as disclosed on Schedule
          --------------------------
          4.1(u), no dividends or other distributions on any of the shares in the capital of the Targets has been authorized, declared or paid since the date of the Targets Financial Statements and there has not been any direct or indirect redemption, purchase or acquisition of any such shares.

     (v)  No Changes. Since the Reference Date, the Targets have
          ----------
          carried on business and conducted their operations and affairs only in the ordinary and normal course consistent with past practice and there has not been:

          (1) Any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the Targets.

          (2) Any damage, destruction or loss (whether or not covered by insurance) affecting the property or assets of the Targets or any failure to regularly maintain and repair such property and assets in the ordinary course of business.

          (3) Any payment, discharge or satisfaction of any Encumbrance, liability or obligation of the Targets (whether absolute, accrued, contingent or otherwise and whether due or to become due) greater than $1,000.00 each, other than payment of accounts payable and Tax liabilities incurred in the ordinary course of business consistent with past practice.

          (4) Any issuance or sale by the Targets or any Contract entered into by the Targets for the issuance or sale by the Targets of any shares in the capital of or securities convertible into or exercisable into shares in the capital of the Targets.

          (5) Any labor disturbances have a Material Adverse Affect on the Targets.

          (6) Any license, sale, assignment, transfer, disposition, pledge, mortgage or granting of a security interest or other Encumbrance on or over any property or assets of the Targets other than in the ordinary course of business.

          (7)  Any write-off as uncollectible of any Accounts
               Receivable or any portion thereof the Targets in amounts exceeding the allowance set out in the Targets Financial Statements.

          (8) Any cancellation of any other debts or claims or any amendment, termination or waiver of any other rights of value to the Targets in amounts exceeding $1,000.00 in each instance or $5,000.00 in the aggregate.

          (9) Any general increase in the compensation of employees of either Target (including without limitation, any increase pursuant to any employee plan or commitment) or any increase in any such compensation or bonus payable to any officer, employee, consultant or agent thereof (having an annual salary or remuneration in excess of $30,000.00) or the making of any loan to or engagement in any transaction with any employee, officer or director thereof.

          (10) Any material change in the accounting or tax practices followed by the Targets.

          (11) Any acquisition, transfer, assignment, sale or other disposition of any of the assets shown in the Targets Financial Statements other than in the ordinary course of business.

          (12) Any institution or settlement of any litigation, action or proceeding before any court or governmental body by or against the Targets.

          (13) The creation of any debts and/or liabilities whatsoever (whether accrued, absolute, contingent or otherwise) than in the ordinary course of business.

     (w)  Taxes. Except as reserved for in the Targets Financial
          -----
          Statements:

          (1) All returns, including reports of every kind with respect to Taxes, which are due to have been filed by the Targets in accordance with applicable law, have been duly filed by the dates prescribed by law and are complete and accurate.

          (2) All Taxes, deposits or other payments for which the Targets may have any liability arising prior to Closing have been paid in full or accrued as liabilities for Taxes on the books of the Targets.

          (3) All installments for Taxes which the Targets may be required to make have been made on a timely basis.

          (4) The amount so paid on or before the Reference Date together with any amounts accrued as liabilities for Taxes (whether accrued as currently payable or deferred taxes) on the books and in the Targets Financial Statements will be adequate to satisfy all liabilities for Taxes of the Targets in any jurisdiction in respect of the periods covered.

          (5) There are not now any extensions of time in effect with respect to the dates on which any returns, including elections, reports of Taxes were or are due to be filed by the Targets and there are no outstanding requests therefor.

          (6) All assessments or reassessments of Taxes asserted as a result of any examination of any return or report of Taxes have been paid, have been accrued on the books of the Targets and in the Targets Financial Statements or finally settled and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

          (7) No payments are or will be required to be made by the Targets pursuant to any tax indemnity, allocation or sharing agreement and all such agreements will be terminated with respect to the Targets as of the Reference Date;

          (8) No claims, proposals, assessments or reassessments for any Taxes are being asserted or, to the Best Knowledge of the Shareholder, proposed or threatened and, to the Best Knowledge of the Shareholder, no audit or investigation of any return or report of Taxes is currently under way, pending or threatened.

          (9) There are no outstanding waivers or agreements by the Targets for the extension of time for the assessment or reassessment of any Taxes or deficiency thereof nor are there any requests for rulings, outstanding subpoenas or requests for information, notice of proposed reassessment of any property owned or leased by the Targets or any other matter pending between the Targets and any taxing authority.

          (10) There are no liens for Taxes upon the Targets shares or upon any property or assets of the Targets except liens for current Taxes not yet due.

          (11) To the Best Knowledge of the Shareholder there are no facts which exist or have existed which would constitute grounds for the assessment of any Taxes of the Targets with respect to the periods which have not been audited by the Internal Revenue Service or other taxing authorities.

          (12) Each Target has withheld from each payment made to its officers, directors and employees and former officers, directors and employees, the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving officers within the time required under applicable legislation.

          (13) Adequate provision, including provision in the deferred tax account has been made for all deferred and accrued Tax liabilities with respect to operations of the Targets for the period ending on the Reference Date.

     (x)  Assets. Each Target has good and marketable title to all of
          ------
          its assets as reflected on the Targets Financial Statements, free and clear of all Encumbrances save and except for those assets sold, assigned, transferred or disposed of in the ordinary course of business and save and except for the encumbrances identified in Schedule 4.1(x), hereto.

     (y)  Schedules. The Schedules hereto contain full, complete and
          ---------
          accurate lists and descriptions of the following as at the Reference Date:

          (1) Schedule 4.1(y)(1): All real property owned of record or beneficially of the Targets.

          (2) Schedule 4.1(y)(2): All items of tangible personal property (other than raw material, purchased parts, work in process, finished goods and other items of inventory), if any, not reflected on any other Schedule hereto having a book value of $200.00 or more and owned of record or beneficially by the Targets, including without limitation, automobiles, trucks and other vehicles.

          (3) Schedule 4.1(y)(3): All purchase commitments of the Targets where the amount remaining unpaid is in excess of $1,000.00 and all sales commitments where the total value of the commitment which is presently unpaid exceeds $1,000.00 of the Targets.

          (4) Schedule 4.1(y)(4): Each lease (including all amendments thereto) where the total amount remaining to be paid thereunder exceeds $500.00 under which the Targets are lessee of any personal property and each real property lease. All rentals due under all such leases have been paid up to and including the Reference Date and there are no defaults by the Targets under the terms of such leases and no event has occurred which, upon the passage of time or the giving of notice or both would result in an event of default by the Targets or would prevent the Targets from exercising and obtaining the benefits of any rights or options contained therein. The Targets have all right, title and interest of the lessee under the terms of each such lease free and clear of any Encumbrances and all such leases are valid and in full force and effect. The Transaction does not constitute a default by the Shareholder or the Targets under any such leases and the consent of the lessors under such leases is not required with respect to this Transaction.

          (5) Schedule 4.1(y)(5): All Intellectual Property that is directly or indirectly owned, licensed, used, required for use or controlled in whole or in part by the Targets and all material licenses and other agreements allowing the Targets to use the Intellectual Property of other Persons. None of the Intellectual Property of the Targets infringes the Intellectual Property of any other Person and to the Best Knowledge of the Shareholder, no activity of any other Person infringes upon any of the Intellectual Property of the Targets to the extent that any such infringement in either case could have a Material Adverse Effect on the Targets. To the Best Knowledge of the Shareholder, the Targets have been and are now conducting business in a manner which has not been and is not now in violation of any Intellectual Property of any other Person and does not require a material license to operate such business as currently conducted except as disclosed on Schedule 4.1(o). The Intellectual Property of the Targets are sufficient for the conduct of business of the Targets as currently conducted.

          (6) Schedule 4.1(y)(6): The name and address of each bank, trust company or other financial institution in which the Targets have an account and the names of all Persons authorized to draw thereon as well as all powers of attorney granted by the Targets.

          (7) Schedule 4.1(y)(7): All insurance policies now in full force and effect (specifying the insurer, the amount of coverage, type of insurance, the amount of deductible if any, the policy number, expiry date and any pending claims thereunder) maintained by the Targets on their assets including without limitation, business interruption, personal and product liability coverage and by the Targets on the lives of their directors and officers, together with true copies thereof. The proceeds of such policies are fully payable to the Targets. All premiums in connection with such policies are fully paid. Such insurance is in amounts deemed by the Shareholder to be sufficient for all policy periods prior to the Reference Date with respect to the assets, properties, business, operations, products and services owned or conducted by the Targets. There are no claims, actions, suits or proceedings arising out of or based upon any of such insurance policies and to the Best Knowledge of the Shareholder, no basis for any such claim, action, suit or proceeding exists. The Targets are not in default with respect to any provisions contained in any such insurance policy which would adversely affect its rights to make any claim under any such insurance policy.

          (8) Schedule 4.1(y)(8): All major clients of the Targets (being those clients of the Targets accounting for more than 5% of revenues for the financial year ended on November 30, 1996. There has been no termination or cancellation of the business relationship of the Targets with any major client or group of major clients.

          (9) Schedule 4.1(y)(9): All suppliers or vendors of products or services to the Targets aggregating more than $10,000.00 during the period ending on the Reference Date , the address of each such supplier or vendor and the amount sold to the Targets during such period.

          (10) Schedule 4.1(y)(10):

               (a) All written contracts or arrangements for the employment of any officer, employee, agent or consultant of the Targets.

               (b) A complete list of all permanent and full-time employees of the Targets, their salaries and wage rates, their positions and their length of service and particulars of any Contracts, arrangements or understandings, written or oral, with them.

               (c) All bonus, deferred compensation, severance or termination pay, insurance, medical, dental, drug, profit sharing, pension, retirement, stock option, stock purchase, hospitalization insurance or other material plans or arrangements providing employee benefits to any current or former director, officer, employee or consultant of the Targets and all relevant vacation policies.

     (aa) Certain Contracts and Commitments. Schedule 4.1(aa) sets
          ---------------------------------
          forth a list and description of all contracts, leases and licenses of the Targets (the "Targets Contracts") not included on any other Schedule. The enforceability of the Targets Contracts will not be affected in any manner by the execution and delivery of this Agreement or the consummation of the Transaction. The Targets are not in default and there does not exist any event that, with notice or lapse of time or both, would constitute an event of default by the Targets under any of the Targets Contracts. A true and complete copy of each such Target Contract has been delivered to Buyer or will be delivered to Buyer prior to the Closing Date.

     (ab) No Other Contracts. For greater certainty and without
          ------------------
          limitation, except as set forth in Schedule 4.1(aa) or otherwise herein, the Targets are not a party to or bound by any Contract which in any way has or could have a Material Adverse Effect on the Targets. The Contracts set forth in the Schedules hereto are not subject to renegotiation or cancellation resulting from the Transaction. Except as described in the Schedules, the Targets are not a party to or bound by:

          (1) Any Contract for the purchase of materials, supplies, equipment or services which involves the payment of $1,000.00 or more.

          (2) Any Contract for the sale, license or provision of any assets or services which involve the receipt of $1,000.00 or more.

          (3) Any trust indenture, mortgage, promissory note, loan agreement, guarantee or other Contract for the borrowing of money or a leasing transaction of the type required to be capitalized in accordance with generally accepted accounting principles.

          (4) Any Contract for charitable contributions in excess of $500.00 in the aggregate.

          (5) Any Contract relating to a distributorship, sales representative or sales agency agreement.

          (6) Any Contract which involves the sharing of profits, a joint venture, partnership, joint development or bidding arrangement or any material advertising contracts.

          (7) Any Contract not made in the ordinary course of business.

          (8) Any Contract restricting in any manner the conduct of the Targets or the ownership or use of the assets thereof.

          (9) Any material warranties relating to products distributed or services provided by the Targets.

          (10) Any Contract involving the payment or receipt of $5,000.00 or more in any 12 month period.

          (11) Any Contract required to be disclosed on a Schedule to this Agreement that is not so disclosed.

     (ac) Default of Contracts. The Targets have performed all of the
          --------------------
          obligations required to be performed by it to the extent performance is due and is entitled to all benefits under and is not in default or alleged to be in default in respect of, any Contract to which it is a party or by which it is bound. No event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of such Contracts. The Targets have the capacity, including the necessary personnel, equipment and supplies, to materially perform all its obligations under all such Contracts.

     (ad) Compliance with Laws. The Targets have conducted and are now
          --------------------
          conducting business in compliance with all statutes, regulations, by-laws, orders, covenants, restrictions or plans of all federal, state or municipal authorities, agencies or boards applicable to such business. The Targets are not in default under any such statutes, regulations, by-laws, orders, covenants, restrictions or plans applicable to it. Neither the Targets nor any of their directors, officers, agents, employees or other Persons acting on behalf of either Target have, directly or indirectly, used any corporate funds of either Target for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of either Target to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, knowingly made any false or fictitious entry on the books or records of either Target or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment on behalf of either Target.

     (ae) Leased Premises. The occupation and use to which the leased
          ---------------
          premises of either Target have been put by either Target is not in breach of any applicable statute, by-law, regulation, covenant or restriction applicable to the leased premises. The zoning by-laws applicable to the leased premises permit the operation of business and the intended use to be made of the leased premises. There are no outstanding work orders against the leased premises of either Target or any part thereof nor are there any matters under discussion between either Target and any governmental or municipal authority which may give rise to work orders.

     (af) Environmental Matters. To the Best Knowledge of the
          ---------------------
          Shareholder, the buildings and premises at which the Targets carry on business do not contain any material quantities of noxious substances including without limitation, urea formaldehyde foam insulation, aluminum wiring, asbestos, materials containing asbestos, polychlorinated byphenyls or substances containing polychlorinated byphenyls or radon at levels deemed unacceptable by any health, labor or environmental authority or any federal, state or municipal government. The operations of the Targets in all material respects comply with all applicable environmental statutes, regulations and decrees, whether federal, state or municipal. The Targets have not received any notices to the effect that the businesses carried on by the Targets are not in compliance with the requirements of applicable environmental statutes, regulations or decrees or is subject to any remedial control or action or any investigation or evaluation as to whether any remedial action is required to respond to a release or threatened release of any contaminant into the environment or into any facility or structure which forms part of or is adjacent to the leased premises at which the business is carried on.

     (ag) Employee Plans and Arrangements. All of the contracts, plans
          -------------------------------
          and arrangements referred to in Schedule 4.1(y)(10) are in good standing and the Targets have made all payments required to be made by it in connection therewith. All employee plans requiring funding on the part of the Targets are fully funded. The Targets do not have any employees receiving or claiming long term disability benefits or workers' compensation benefits. No notice has been received by the Targets of any complaints filed by any employees claiming that the Targets have violated any applicable employee or human rights or similar legislation in any other jurisdiction in which the Targets carry on business or of any complaints or proceedings of any kind involving the Targets or any employees of the Targets before any labor relations board. There are no outstanding orders or charges against any the Targets under any applicable health and safety legislation in the jurisdictions in which the Targets carry on business. All levies, assessments and penalties made against the Targets pursuant to any applicable workers' compensation legislation in any jurisdictions in which the Targets carries on business have been paid by the Targets and the Targets have been reassessed under any such legislation during the past 3 years. The Targets have not made any agreements with any labor union or employee association or made commitments to or conducted negotiations with any labor union or employee association with respect to any future agreements and the Shareholder is not aware of any current attempts to organize or establish any labor union or employee association relating to the Targets. The Targets have not entered into any agreement or made any arrangements with any employees an consultants which would have the effect of depriving the Targets of the continued services of any such employees and consultants following the Closing.

     (ah) No Brokers. All negotiations relating to this Agreement and
          ----------
          the Transaction have been carried on by the Shareholder directly with Buyer without the intervention of any other Person on behalf of the Shareholder in such manner as to give rise to any valid claim against Buyer for a brokerage commission, finder's fee or other like payment and the Shareholder will indemnify and save harmless Buyer of and from any such claim.

     (ai) Omissions and Misrepresentations. None of the foregoing
          --------------------------------
          covenants, representations and warranties knowingly contains any untrue statement of material fact or knowingly omits to state any material fact necessary to make any such covenant, warranty or representation not misleading to a prospective purchaser of the Targets Shares and the Assets seeking full information as to the Targets.

5.   SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES
     -----------------------------------------------------

5.1  Survival. No investigations made by or on behalf of any Party at
     --------
any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any covenant, representation or warranty made by any Party. No waiver by any Party of any condition, in whole or in part, shall operate as a waiver of any other condition. The covenants, representations and warranties contained in Article 3 and 4 respectively or in any certificate or other document delivered in connection with the Closing shall survive the making of this Agreement and the Closing for a period of 2 years and only 2 years. The period of survival being herein referred to as the "Survival Period"); provided, however, that if a claim for a breach of any such covenant, representation or warranty is brought prior to the expiration of the Survival Period such covenant, representation or warranty shall, for the purposes of such claim, survive the Survival Period until such claim is finally resolved and all obligations with respect thereto have been fully satisfied.

6.   INDEMNITY
     ---------

6.1  Indemnity by Buyer. Buyer agrees to indemnify and save harmless
     ------------------
the Shareholder from all Losses actually incurred by the Shareholder as a result of any breach by Buyer or any inaccuracy of any covenant, representation or warranty contained in this Agreement.

6.2  Indemnity by the Shareholder. The Shareholder agrees to indemnify
     ----------------------------
and save harmless Buyer from all Losses actually incurred by Buyer as a result of:

     (a) Any breach by the Shareholder or any inaccuracy of any covenant, representation or warranty contained in this Agreement.

     (b) All debts, liabilities and claims whatsoever (whether accrued, absolute, contingent or otherwise) of the Targets as at the Reference Date which are not disclosed on, provided for, reserved for or included in the balance sheets forming part of the Targets Financial Statements or which did not arise in the ordinary course of business since the date of the Targets Financial Statements up to the Time of Closing.

     (c) Any assessment or reassessment of Taxes, interest and/or penalties for any period up to the Reference Date for which no adequate reserve has been provided and disclosed in the Targets Financial Statement.

6.3  Notice of Claims
     ----------------

     (a) In the event that a Party (the "Indemnified Party") shall become aware of any Loss in respect of which another Party (the "Indemnifying Party") agreed to indemnify the Indemnified Party pursuant to this Agreement (the "Indemnification Claim"), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Indemnification Claim arises as a result of a claim by a Person against the Indemnified Party (a "Third Party Claim") or whether the Loss does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Indemnification Claim and the amount of the Loss if known.

     (b) If through the fault of the Indemnified Party the Indemnifying Party does not receive notice of any Indemnification Claim in time to contest effectively the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

6.4  Investigation of Claims. With respect to any Direct Claim,
     -----------------------
following receipt of notice from the Indemnified Party of the Indemnification Claim, the Indemnifying Party shall have 60 days to make such investigation of the Indemnification Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Indemnification Claim, together with all such other information as the Indemnifying Party may reasonably request. If all Parties agree at or prior to the expiration of such 60 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Indemnification Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Indemnification Claim, failing which the matter shall be determined by a court of competent jurisdiction.

6.5 Supplemental Rights. The rights and benefits provided in this
    -------------------
Article are supplemental to and are without prejudice to any other rights, actions or causes of action which may arise pursuant to any other section of this Agreement or pursuant to applicable law.

7.   PRE-CLOSING COVENANTS
     ---------------------

7.1  Operations Before Closing. For greater certainty and without
     -------------------------
limitation, without the prior written consent of Buyer during the period commencing on the Reference Date and terminating at the close of business on the Closing Date, the Shareholder; (i) shall not make nor shall the Shareholder permit to be made any material change in the way of the Targets are being operated; and (ii) shall comply with all laws in connection with the business of the Targets.

8.   CONDITIONS PRECEDENT TO THE SHAREHOLDER'S OBLIGATIONS AT CLOSING
     ----------------------------------------------------------------

8.1 Conditions Precedent. All obligations of the Shareholder to sell
    --------------------
the Targets Shares and the Assets at Closing under this Agreement are subject to the fulfillment (or waiver in writing by the Shareholder) prior to or at the Closing of each of the following conditions:

     (a)  Covenants, Representations and Warranties. The covenants,
          -----------------------------------------
          representations and warranties made by Buyer in or under this Agreement shall be true in all material respects on and as of the Closing Date and the Shareholder shall have received from Buyer a certificate signed as of the Closing Date to such effect.

     (b)  Actions, Etc. All actions, proceedings, instruments and
          -------------
          documents required to carry out the Transaction including without limitation the issue and delivery of the Security Documents as contemplated in this Agreement and all other related legal matters shall have been approved by the Shareholder and the Shareholder shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as the Shareholder shall have requested.

     (c)  Approvals. Buyer shall have received all requisite
          ---------
          regulatory approvals and board of director approvals in connection with the Transaction.

     (d)  Compliance with Covenants. Buyer shall have complied with
          -------------------------
          all covenants and agreements herein agreed to be performed or caused to be performed by Buyer.

     (e)  Approvals and Consents. At or before Closing there shall
          ----------------------
          have been obtained from all appropriate federal, state, provincial, municipal or other governmental or administrative bodies all such approvals and consents, if any, in form and on terms satisfactory to the Shareholder as may be required in order to permit the completion of the Transaction as provided in this Agreement.

     (f)  Corporate Authorizations. Buyer shall have delivered to the
          ------------------------
          Shareholder evidence satisfactory to the Shareholder that all necessary corporate authorizations by authorizing and approving the Transaction have been obtained.

     (g)  No Orders. No order of any court or administrative agency
          ---------
          shall be in effect which restrains or prohibits the Transaction and no suit, action, inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the reasonable judgment of the Shareholder makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any Person.

     In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the reasonable satisfaction of the Shareholder, the Shareholder may rescind this Agreement by notice to Buyer and in such event all of the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by the Shareholder without prejudice to the Shareholder's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on the Shareholder only if the same is in writing.

9.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS AT CLOSING
     ------------------------------------------------------

9.1  Conditions Precedent. All obligations of Buyer to purchase the
     --------------------
Targets Shares this Agreement are subject to the fulfillment (or waiver in writing by Buyer) prior to or at the Closing of each of the following conditions:

     (a)  Actions, Etc. All actions, proceedings, instruments and
          ------------
          documents required to carry out the Transaction including without limitation, the transfer of the Targets Shares and all other related legal matters shall have been approved by Buyer and Buyer shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as Buyer shall have requested.

     (b)  Covenants, Representations and Warranties. The covenants,
          -----------------------------------------
          representations and warranties made by the Shareholder in or under this Agreement shall be true in all material respects on and as of the Closing Date and Buyer shall have received from the Shareholder a certificate signed as of the Closing Date and to such effect.

     (c)  Approvals. Buyer shall have received all requisite
          ---------
          regulatory approval including without limitation board of director approvals in connection with the Transaction.

     (d)  Resignations. All of the directors and officers of the
          ------------
          Targets shall have resigned as directors and officers of the Targets in favor of nominees of Buyer and the resigning directors and officers of the Targets shall have delivered releases to the Targets and Buyer in form and substance reasonably satisfactory to Buyer.

     (e)  Compliance with Covenants. The Shareholder shall have
          -------------------------
          complied with all covenants and agreements herein agreed to be performed or caused to be performed by the Shareholder.

     (f)  Approvals and Consents. At or before Closing there shall
          ----------------------
          have been obtained from all appropriate federal, state, municipal or other governmental or administrative bodies all such approvals and consents, if any, in form and on terms reasonably satisfactory to Buyer as may be required in order to transfer the Targets Shares at Closing as herein provided.

     (g)  Permits and Licenses. Buyer shall have been furnished with
          --------------------
          evidence that the Targets hold all valid permits and licenses as may be requisite for carrying on business.

     (h)  Corporate Authorizations. Shareholder shall have delivered
          ------------------------
          to Buyer evidence satisfactory to Buyer that all necessary corporate authorizations by the Shareholder and the Targets authorizing and approving the Transaction have been obtained.

     (i)  No Orders. No order of any court or administrative agency
          ---------
          shall be in effect which restrains or prohibits the Transaction and no suit, action, inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the judgment of Buyer makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any Person.

     In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the satisfaction of Buyer, Buyer may rescind this Agreement by notice to the Shareholder and in such event the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by Buyer without prejudice to Buyer's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on Buyer only if the same is in writing.

10.  MISCELLANEOUS
     -------------

10.1 Tender. Any tender of documents or money hereunder may be made
     ------
upon the Parties or upon their respective solicitors as set forth herein.

10.2 Notice. All notices, requests, demands or other communications by
     ------
the Parties required or permitted to be given by one Party to another shall be given in writing by personal delivery, telecopy or by registered or certified mail, postage prepaid, addressed, telecopied or delivered to such other Party as follows:

     (a)  if to the Shareholder, to:

                  American Eco Corporation
                  Attn:  Michael E. McGinnis
                  11011 Jones Road
                  Houston, Texas  77070


     (b)  if to Buyer, to:

                  Eurostar Interests, Ltd.
                  c/o Consolidated Services, Ltd.
                  14 Par-la-ville Road
                  3rd Floor
                  Hamilton HM JX, Bermuda


or at such other address or telecopier number as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, if personally delivered, on the date telecopied (with receipt confirmed) if telecopied and received at or prior to 5:00 p.m. local time and, if not, on the next Business Day, and if mailed, on the date received as certified.

10.3 Further Assurances. The Parties shall sign such other papers,
     ------------------
cause such meetings to be held, resolutions passed and by-laws enacted and exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

10.4 Laws. This Agreement shall be governed by the laws of Texas and
     ----
the Parties hereby irrevocably attorn to the Courts of Harris County, Texas.

10.5 Expenses. All out-of-pocket expenses (including legal and
     --------
accounting expenses) incurred in connection with the Transaction shall be borne by the respective Parties.

10.6 Time of the Essence. Time shall be of the essence of this
     -------------------
Agreement and of every part hereof and no extension nor variation of this Agreement shall operate as a waiver of this provision.

10.7 Entire Agreement. This Agreement constitutes the entire agreement
     ----------------
between the Parties with respect to all of the matters herein. This Agreement supersedes any and all agreements, understandings and representations made between the Parties prior to the date hereof. This Agreement shall not be amended except by a memorandum in writing signed by all of the Parties and any amendment hereof shall be null and void and shall not be binding upon any Party which has not given its consent as aforesaid.

10.8 Assignment. This Agreement shall inure to the benefit of and be
     ----------
binding upon the Parties and their respective successors and assigns, but no other Person.

10.9 Invalidity. In the event that any of the covenants,
     ----------
representations and warranties or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement and such unenforceable or invalid, covenant, representation and warranty or covenant or portion thereof shall be severable from the remainder of this Agreement.

10.10 Counterpart. This Agreement may be executed in several
      -----------
counterparts, each of which so executed shall be deemed to be an original and such counterparts when taken together shall constitute one and the same original agreement which shall be binding on the Parties hereto.

10.11 Schedules. The parties acknowledge that as of the Closing Date,
      ---------
all of the Schedules and exhibits referred to in this Agreement have been approved by the parties and are attached to this Agreement.

                                     *****

     IN WITNESS WHEREOF the Parties have duly executed this Agreement, in multiple counterparts, as of the date and year first above written.

                                       SHAREHOLDER:

                                       AMERICAN ECO CORPORATION


                                       BY: /s/ Michael E. McGinnis
                                          -----------------------------
                                       NAME: Michael E. McGinnis
                                            ---------------------------
                                       TITLE: President/CEO
                                             --------------------------



                                       BUYER:

                                       EUROSTAR INTERESTS, LTD.

                                        /s/ Chris Almanaz
                                       --------------------------------
                                       Authorized Agent